                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
  NUMBER                                                               SHARES
SD

                             NEW CENTURY FINANCIAL
                                  CORPORATION

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                               CUSIP 64352D 10 1

          This certifies that



          is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                       NEW CENTURY FINANCIAL CORPORATION

     transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.

                                     [SEAL]
/s/                                                                    /s/
Secretary                                                              President

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT -                Custodian
                                                                        -------------------------
TEN ENT -  as tenants by the entireties                                 (Cust)            (Minor)
JT TEN  -  as joint tenants with right of                               under Uniform Gifts to
           survivorship and not as tenants                              Minors Act _______________
           in common                                                                   (State)
COM PROP - as community property             UNIF TRF MIN ACT -         Custodian (until age    )
                                                                        --------------------------
                                                                          (Cust)
                                                                        ____________ under Uniform
                                                                         (Minor)
                                                                        Transfers to Minors Act
                                                                        __________________________
                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________

                     ___________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature Guaranteed:

_________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY A
COMMERCIAL BANK OR A MEMBER BROKER OF
EITHER THE NEW YORK STOCK EXCHANGE,
AMERICAN STOCK EXCHANGE, MIDWEST STOCK
EXCHANGE OR PACIFIC COAST STOCK EXCHANGE.